UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2017

SEACOAST BANKING CORPORATION OF FLORIDA

(Exact Name of Registrant as Specified in Charter)

Florida (State or Other Jurisdiction of Incorporation)	000-13660 (Commission File Number)	59-2260678 (IRS Employer Identification No.)

815 Colorado Avenue, Stuart, Florida (Address of Principal Executive Offices)	34994 (Zip Code)

Registrant’s telephone number, including area code: (772) 287-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective April 7, 2017, Seacoast Banking Corporation of Florida, a Florida corporation (“Seacoast”), completed its previously announced merger (the “Merger”) with GulfShore Bancshares, Inc. (“GulfShore”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 3, 2016, by and among Seacoast, Seacoast’s wholly-owned subsidiary, Seacoast National Bank, a national banking association (“SNB”), GulfShore and GulfShore’s wholly-owned subsidiary, GulfShore Bank, a Florida state bank (“GB”). At the effective time of the Merger (the “Effective Time”), GulfShore merged with and into Seacoast, with Seacoast continuing as the surviving corporation.

Pursuant to the Merger Agreement, holders of GulfShore common stock prior to the Effective Time have the right to receive, per share of GulfShore common stock, a combination of $1.47 in cash and 0.4807 shares of Seacoast common stock (the “Merger Consideration”). Each outstanding share of Seacoast common stock remains outstanding and is unaffected by the Merger.

Each GulfShore stock option outstanding and unexercised immediately prior to the effective time of the Merger, whether or not vested or exercisable, was cancelled and automatically converted into the right to receive a cash amount equal to the aggregate number of GulfShore shares subject to such option multiplied by the excess of the per share Merger Consideration value over the exercise price of such option.

Immediately following the Effective Time, GB merged with and into SNB, with SNB surviving and continuing its corporate existence under the name “Seacoast National Bank.”

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events

On April 7, 2017, Seacoast issued a press release announcing the completion of the Merger. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)       Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of November 3, 2016, by and among Seacoast Banking Corporation of Florida, Seacoast National Bank, GulfShore BancShares, Inc. and GulfShore Bank (incorporated by reference to Exhibit 2.1 to Seacoast’s Form 8-K, as filed on November 9, 2016).
99.1	Press Release dated April 7, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

By:	/s/ Charles M. Shaffer
Charles M. Shaffer
Executive Vice President and Chief Financial Officer

Date:	April 10, 2017

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